SECURITIES AND EXCHANGE COMMISSION

                     Washington, D.C.  20549

                            FORM 8-K

                         CURRENT REPORT


             Pursuant to Section 13 or 15(d) of the
                 Securities Exchange Act of 1934



Date of Report (Date of earliest event reported):  September 30, 1994



                        SAFEGUARD SCIENTIFICS, INC.
- - ---------------------------------------------------------------------------
           (exact name of registrant as specified in its charter)



     Pennsylvania                  1-5620                    23-1609753
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(State or other jurisdiction     (Commission              (I.R.S. Employer
 of incorporation)                 File Number)         Identification No.)



435 Devon Park Drive              Wayne, PA                     19087
(Address of principal executive offices)                      (Zip code)



Registrant's telephone number, including area code:  (610) 293-0600

     Item 2.
       Acquisition or Disposition of Assets
       As of September 30, 1994, Premier Solutions Ltd. ("Premier"), a majority-owned subsidiary of the Registrant, acquired the MAXIMIS software business unit ("MAXIMIS Business") of Texas Instruments Incorporated ("TI") as more fully described in the Asset Purchase Agreement ("Agreement") dated as of September 30, 1994 ("Closing Date"). MAXIMIS is an investment management information system used by leading insurance companies and state pension funds for a wide range of asset management and investment accounting applications.

       Premier acquired all of TI's right, title and interest in and to its MAXIMIS Product software and the predecessor IMIS software. In addition, it acquired substantially all of the assets related to the MAXIMIS Business from TI. As consideration for the above, Premier assumed substantially all of the liabilities related to the MAXIMIS Business and will pay royalties to TI based on future sales of the MAXIMIS product. Premier will pay a royalty equal to 50% of MAXIMIS product revenues in excess of $3 million from the Closing Date through December 31, 1995. From January 1, 1996 to December 31, 2002, Premier will pay a royalty equal to 10% of MAXIMIS product revenues.

       As a condition of this transaction, TI paid $2 million at closing to Premier as an operating subsidy for certain expenses to be incurred by Premier following the acquisition.

       In addition, Premier and TI have entered into a services agreement, whereby TI will provide, at no cost to Premier, up to $2.65 million of administrative data processing support services from the Closing Date through December 31, 1995.



     Item 7.        Financial Statements and Exhibits

          (a)  Financial statements of business acquired

     The inclusion in this report of the financial statements of the MAXIMIS software business unit acquired from Texas Instruments is impracticable. The Registrant will file such financial statements under cover of a Form 8K/A as soon as possible, but not later than 60 days after this report is initially filed.


          (b)  Pro forma financial information

     The inclusion in this report of the required pro forma financial information is impracticable. The Registrant will file such pro forma financial information under cover of a Form 8K/A as soon as possible, but not later than 60 days after this report is initially filed.


          (c)  Exhibits

     2.1  Asset Purchase Agreement between Texas Instruments,
Incorporated and Premier Solutions Ltd. dated as of September 30,
1994. (excluding schedules & exhibits)

     2.2  Services Agreement between Texas Instruments
Incorporated and Premier Solutions Ltd. dated as of September 30,
1994.

     99.1 Press release issued by Premier Solutions Ltd. on
October 3, 1994.


SIGNATURE

          Pursuant to the requirements of the Securities Exchange
Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                        Safeguard Scientifics,
Inc.



                                        By:  /s/ Gerald M.
Wilk
                                             Gerald M. Wilk
                                             Vice President
Finance




     Date:  October 17, 1994

                          EXHIBIT INDEX



Exhibit No.      Description                                Page

2.1              Asset Purchase Agreement between Texas       6
                 Instruments, Incorporated and Premier
                 Solutions Ltd. dated as of September 30,
                 1994. (excluding schedules & exhibits)

2.2              Services Agreement between Texas            44
                 Instruments Incorporated and
                 Premier Solutions Ltd. dated as of
                 September 30, 1994.

99.1             Press release issued by Premier             50
                 Solutions Ltd. on October 3, 1994.